UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 20, 2013

KLEANGAS ENERGY TECHNOLOGIES, INC.

(Exact name of registrant as specified in its chapter)

Delaware	333-176820	45-53499508
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3001 N. Rocky Pt. Rd. Suite 200, Tampa, Florida	33771
(Address of principal executive offices)	(Zip Code)

(888)720-0806

Registrant's telephone number, including area code

  __________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 PURCHASE ORDER CONTRACT

On January 28, 2014, Kleangas Energy Technologies, Inc. a Delaware corporation (the “Company”), through its subsidiary, Green Day Technologies, Inc., received that certain purchase order dated January 28, 2014 (the “Purchase Order”) for the purchase of 5,000 metric tons monthly of wood pellets at a price of  $850,000. The Purchase Order is for a one year period and represents the binding commitment to purchase an aggregate 60,000 metric tons for an aggregate purchase price of $10,200,000 for delivery to South Korea.

Section 9 Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)  Purchase Order dated January 28, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:	January 31, 2014	Kleangas Energy Technologies Inc.
/s/ Bo Linton
		By:	Bo Linton
		Its:	CEO